UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2024

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

Avery Dennison Corporation’s (the “Company’s”) press release, dated October 23, 2024, announcing the Company’s preliminary, unaudited financial results for the third quarter of 2024 and updated guidance for the 2024 fiscal year is attached hereto as Exhibit 99.1 and is being furnished (not filed) with this Form 8-K.

The Company’s supplemental presentation materials, dated October 23, 2024, regarding the Company’s preliminary, unaudited financial review and analysis for the third quarter of 2024 and updated guidance for the 2024 fiscal year is attached hereto as Exhibit 99.2 and is being furnished (not filed) with this Form 8-K. The press release and presentation materials are also available on the Company’s website at www.investors.averydennison.com.

The Company will discuss its preliminary, unaudited financial results during a webcast and teleconference to be held on October 23, 2024, at 11:00 a.m. ET. To access the webcast and teleconference, please go to the Company’s website at www.investors.averydennison.com.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated October 23, 2024, announcing the Company’s preliminary, unaudited financial results for the third quarter of 2024.

99.2	Supplemental presentation materials, dated October 23, 2024, regarding the Company’s preliminary, unaudited financial review and analysis for the third quarter of 2024.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this Form 8-K and the exhibits attached hereto are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties.

The Company believes that the most significant risk factors that could affect its financial performance in the near term include: (i) the impact on underlying demand for the Company’s products from global economic conditions, political uncertainty, and changes in environmental standards, regulations, and preferences; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the cost and availability of raw materials; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; (v) foreign currency fluctuations; and (vi) the execution and integration of acquisitions.

Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following:

•

International Operations – worldwide economic, social, political and market conditions; changes in political conditions, including those related to China, the Russia-Ukraine war, and the Israel-Hamas war and related hostilities in the Middle East; fluctuations in foreign currency exchange rates; and other risks associated with international operations, including in emerging markets

•

The Company’s Business – fluctuations in demand affecting sales to customers; fluctuations in the cost and availability of raw materials and energy; changes in the Company’s markets due to competitive conditions, technological developments, laws and regulations, tariffs and customer preferences; increasing environmental standards; the impact of competitive products and pricing; execution and integration of acquisitions; selling prices;

customer and supplier concentrations or consolidations; financial condition of distributors; outsourced manufacturers; product and service quality; restructuring and other productivity actions; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the Company’s ability to generate sustained productivity improvement; the Company’s ability to achieve and sustain targeted cost reductions; collection of receivables from customers; our sustainability and governance practices; and epidemics, pandemics or other outbreaks of illness

•	Information Technology – disruptions in information technology systems, cyber-attacks or other security breaches; and successful installation of new or upgraded information technology systems

•

Income Taxes – fluctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets

•	Human Capital – recruitment and retention of employees and collective labor arrangements

•

The Company’s Indebtedness – credit risks; the Company’s ability to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest rates; volatility in financial markets; and compliance with the Company’s debt covenants

•	Ownership of the Company’s Stock – potential significant variability of the Company’s stock price and amounts of future dividends and share repurchases

•

Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to compliance and anti-corruption, environmental, health and safety, and trade compliance

•	Other Financial Matters – fluctuations in pension costs and goodwill impairment

For a more detailed discussion of these factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2023 Form 10-K, filed with the Securities and Exchange Commission on February 21, 2024, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated October 23, 2024, announcing the Company’s preliminary, unaudited financial results for the third quarter of 2024.

99.2	Supplemental presentation materials, dated October 23, 2024, regarding the Company’s preliminary, unaudited financial review and analysis for the third quarter of 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: October 23, 2024	By:	/s/ Gregory S. Lovins
Name: Gregory S. Lovins
Title: Senior Vice President and Chief Financial Officer